(BULL LOGO)
Merrill Lynch Investment Managers


Annual Report
October 31, 2002


MuniYield Florida
Insured Fund


www.mlim.ml.com


MuniYield Florida Insured Fund seeks to provide shareholders with as high a level of current income exempt from Federal income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal income taxes and which enables shares of the Fund to be exempt from Florida intangible personal property taxes.

This report, including the financial information herein, is transmitted to shareholders of MuniYield Florida Insured Fund for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Shares and intends to remain leveraged by issuing Preferred Shares to provide the Common Shareholders with a potentially higher rate of return. Leverage creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in the short-term dividend rates of the Preferred Shares may affect the yield to Common Shareholders. Statements and other information herein are as dated and are subject to change.



MuniYield Florida Insured Fund
Box 9011
Princeton, NJ
08543-9011



Printed on post-consumer recycled paper



MUNIYIELD FLORIDA INSURED FUND


The Benefits
And Risks of
Leveraging


MuniYield Florida Insured Fund utilizes leveraging to seek to enhance the yield and net asset value of its Common Shares. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Shares, which pay dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Shares. However, in order to benefit Common Shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Shares capitalization of $100 million and the issuance of Preferred
Shares for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Shares based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Shares.

In this case, the dividends paid to Preferred Shareholders are significantly lower than the income earned on the fund's long- term investments, and therefore the Common Shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Shares will be reduced or eliminated completely. At the same time, the market value of the fund's Common Shares (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Shares' net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Shares does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Shares may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in such securities.



Swap
Agreements


The Fund may also invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds, or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain exposure to a bond or market without owning or taking physical custody of securities.



MuniYield Florida Insured Fund, October 31, 2002


DEAR SHAREHOLDER


For the year ended October 31, 2002, the Common Shares of MuniYield Florida Insured Fund earned $.903 per share income dividends, which included earned and unpaid dividends of $.077. This represents a net annualized yield of 5.99%, based on a year-end net asset value of $15.04 per share. During the same period, the total investment return on the Fund's Common Shares was +7.22%, based on a change in per share net asset value from $14.94 to $15.04, and assuming reinvestment of $.902 per share income dividends.

For the six-month period ended October 31, 2002, the total investment return on the Fund's Common Shares was +6.50%, based on a change in per share net asset value from $14.57 to $15.04 and assuming reinvestment of $.452 per share income dividends.

For the six-month period ended October 31, 2002, the Fund's Auction Market Preferred Shares had an average yield of 1.40%.


The Municipal Market Environment
During the six-month period ended October 31, 2002, the direction of long-term fixed income interest rates was driven as much by volatile U.S. equity markets and continued worldwide political tensions as by economic fundamentals. After rising steadily early in 2002, bond yields reversed course to move sharply throughout most of the period. Positive economic fundamentals repeatedly were overwhelmed by falling equity valuations and declines in investor confidence. U.S. gross domestic product (GDP) activity for the first quarter of 2002 measured at 5%, considerably above the level of economic growth seen at the end of 2001. During May and June, a number of economic indicators, such as housing activity, consumer spending and weekly unemployment claims, all pointed to at least a modest economic recovery by the end of 2002. However, steady dramatic declines in U.S. equity markets led the majority of investors to conclude that the Federal Reserve Board was unlikely to increase short-term interest rates for the remainder of the year. U.S. Treasury issue prices were also boosted by erupting Middle East and India/Pakistan conflicts that led many international investors to seek the safe-haven status of U.S. Treasury securities. By the end of June 2002, long-term U.S. Treasury bond yields had declined to 5.50%, a decline of almost 35 basis points (.35%) from their recent highs in mid-March.

In late July, second quarter U.S. GDP growth was initially estimated at 1.1%. While subject to revision, this estimate suggested that continued declines in U.S. equity prices were negatively affecting not only consumer but business confidence as well and undermining much of the economic growth witnessed earlier this year. Some analysts extrapolated that recent weakness would continue, if not accelerate. This brought about forecasts that the Federal Reserve Board would soon be obliged to lower short-term interest rates both to offset equity market declines and boost consumer and business spending. The possibility of lower short-term interest rates helped push longer-term bond yields lower still during July and August. The dramatic decline in U.S. equity prices in late August and September triggered a significant fixed income rally as investors again sought the safe-haven status of U.S. Treasury securities. By the end of September, U.S. Treasury bond yields fell to 4.66%.

Bolstered by an unexpected decline in the national unemployment rate to 5.6% in early October, U.S. equity markets staged a strong rally throughout much of the month. The Standard & Poor's 500 Index rose more than 8% for the month, triggered by stronger-than-expected earnings reports from a large number of companies, such as General Electric Company, International Business Machines Corporation and Microsoft Corporation. Bond prices continued to trade in an inverse relationship to equity prices. Consequently, as stocks rallied, bond yields rose in October, despite generally weak economic releases. During October, the U.S. housing sector remained quite robust, but retail sales and industrial production slowed. By October 31, 2002, long-term U.S. Treasury bond yields rose to almost 5%, a monthly increase of more than 30 basis points. During the past six months, the yield on 30-year U.S. Treasury bonds declined over 60 basis points.

For the six-month period ended October 31, 2002, municipal bond prices also generally increased. Similar to their taxable counterparts, municipal bond yields rose in early 2002, largely on the expectation of short-term interest rate increases by the Federal Reserve Board. By late March, long-term municipal revenue bond yields, as measured by the Bond Buyer Revenue Bond Index, rose to 5.67%, their highest level in more than a year. During recent months, tax-exempt bond yields have generally declined largely in response to the positive fixed income environment engendered by falling equity valuations. The municipal bond market's price advances in tax-exempt issues, however, have not been able to keep pace with U.S. Treasury issues as municipal bonds cannot offer foreign investors the safe-haven status U.S. Treasury issues enjoy in periods of economic and financial instability. The municipal bond market's recent price advances have also been supported by the continued improvement in the tax-exempt market's technical position. Despite sizeable advances in the rate of new municipal bond issuance, investor demand has increased, allowing tax-exempt bond prices to rise. By the end of October 2002, long-term municipal revenue bond yields stood at 5.20%, a decline of more than 30 basis points during the past six months.

Investor demand has remained very positive throughout the period. The Investment Company Institute reported that thus far in 2002, municipal bond fund net cash flows remained very strong at over $17.5 billion, up nearly 80% compared to the same period in 2001. Additionally, investors received from June to August 2002 approximately $75 billion from bond maturities, proceeds from early redemptions and coupon income. Given the current weakness in U.S. equity markets, much of these monies were likely reinvested in tax-exempt products. Perhaps more importantly, short-term municipal rates have continued to move lower in response to Federal Reserve Board actions. In reaction to Federal Reserve Board interest rate reductions, short-term municipal rates have declined to the 1% - 1.50% range. As interest rates have declined, investors have extended maturities to take advantage of the steep municipal bond yield curve. The significant income sacrifice incurred by remaining in cash reserves has resulted in ongoing strong demand for municipal securities, especially in the 5-year - 15-year maturity range.

Recent performance by the tax-exempt market has been even more impressive considering the increase in new bond issuance seen thus far in 2002. Nationwide, municipalities have used present low interest rate levels both to refinance older debt and fund new capital projects. Over the past six months, more than $200 billion in new long-term municipal bonds was issued, an increase of nearly 40% compared to the same period in 2001. Nearly $100 billion in long-term tax-exempt securities was underwritten during the October quarter of 2002, an increase of over 40% compared to the October quarter of 2001 level.

In the coming months, interest rates are likely to remain volatile, with an expected upward bias. However, until equity market conditions stabilize, interest rates should remain near their current historically low levels. While recent stock market declines appear to have negatively affected economic growth in recent months, business activity is likely to accelerate going forward. While governmental stimulus in response to the September 11, 2001 attacks has been significant, the recent 50 basis point decrease in interest rates by the Federal Reserve Board should provide additional incentive to the sluggish U.S. economy. The ongoing U.S. military response to worldwide terrorism has reduced a once-sizeable Federal surplus to a material deficit. Further military action in early 2003 would likely result in higher Federal spending, deficits and increased Treasury financing. Increased Federal borrowings can be expected to put upward pressure on interest rates going forward.

Equity market declines helped push interest rates to lower levels than economic fundamentals alone would support. When U.S. equity markets stabilize and economic activity resumes, associated interest rate increases should not be extreme. Inflationary pressures have remained subdued, meaning that significant interest rate increases are unlikely. As equity valuations are likely to only gradually recover, U.S. economic recovery is also likely to be a moderate process. This suggests that the pace of any interest rate increases will be gradual. As the municipal bond market's strong technical position can be expected to remain supportive in the coming months, future tax-exempt rate increases should be more restrained than their taxable counterparts.

Specific to Florida, the state's economy continued to improve with declining unemployment, increased revenue collections and conservative debt management. Florida's revenue is primarily sales tax based with a budgeted $1.1 billion or 79% of total revenues. As of October 31, 2002, 98% of the budgeted amount was collected. In fiscal 2003, the sales tax revenues and, collectively, all other revenues are expected to exceed projections by $215 million. At the end of fiscal year 2003, the state's budget stabilization fund is expected to be $958 million and the working capital reserve fund will be $51.2 million. These funds will be utilized when and if future economic downturns occur in order to fill actual expenditures. Although Florida appears to be recovering from the tragic events of September 11, 2001, the state remains vulnerable to sales tax revenue fluctuations.



MuniYield Florida Insured Fund, October 31, 2002


Portfolio Strategy
During the six months ended October 31, 2002, we maintained MuniYield Florida Insured Fund's neutral position toward the municipal bond market. We also continued to focus on reducing the Fund's volatility. During May 2002, as the economic growth of the United States began to slow, expectations that the Federal Reserve Board would raise short-term interest rates declined. Additionally, the U.S. equity market began to fall as new corporate accounting scandals arose. These factors generated a flight to quality into both U.S. Treasury securities and the municipal market. During the next several months, the municipal bond yield curve became very steep. We began to sell some of the Fund's 10-year - 15-year bonds and purchased larger couponed bonds maturing in 20 years - 30 years. These longer maturities are expected to enhance the Fund's income stream and help preserve asset valuations during any future periods of market volatility.

During the six months ended October 31, 2002, new-issue supply in Florida was up 30% compared to the same period a year ago. Despite the heavy supply, retail and institutional demand remained quite strong. This limited us from fully implementing our desired strategy. Going forward, we will continue to sell some of the Fund's 10-year - 15-year bonds and purchase larger couponed bonds maturing in 20 years - 30 years, as they become available. We look to maintain the Fund's neutral position and will remain fully invested in an effort to enhance shareholder income.

During the October period, the Fund's borrowing costs remained in the 1% - 1.25% range. These attractive funding levels, in combination with a steep tax-exempt yield curve, generated a material income benefit to the Fund's Common Shareholders. Further declines in the Fund's borrowing costs would require significant easing of monetary policy by the Federal Reserve Board. We expect the Fund's short-term borrowing costs to stay near current levels for the remainder of this year and into 2003. However, should the spread between short-term and long-term interest rates narrow, the benefits of leverage will decline and the yield to the Fund's Common Shareholders will be reduced. (For a more complete explanation of leveraging, see page 1 of this report to shareholders.)


In Conclusion
We appreciate your continuing interest in MuniYield Florida Insured Fund, and we look forward to serving your investment needs in the months and years to come.


Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Trustee



(Kenneth A. Jacob)
Kenneth A. Jacob
Senior Vice President



(John M. Loffredo)
John M. Loffredo
Senior Vice President



(Robert D. Sneeden)
Robert D. Sneeden
Vice President and
Portfolio Manager



November 26, 2002


SCHEDULE OF INVESTMENTS                                                                                      (in Thousands)

              S&P       Moody's      Face
STATE      Ratings+++   Ratings+++  Amount  Issue                                                                   Value
Florida--      AA         NR*     $ 2,785   Beacon Tradeport Community Development District, Florida, Special
127.3%                                      Assessment Revenue Refunding Bonds (Commercial Project), Series A,
                                            5.625% due 5/01/2032 (g)                                              $   2,910

               AAA        Aaa         700   Boynton Beach, Florida, Utility System, Revenue Refunding Bonds,
                                            6.25% due 11/01/2020 (c)(h)                                                 838

               AAA        Aaa       3,000   Brevard County, Florida, IDR (NUI Corporation Project), AMT, 6.40%
                                            due 10/01/2024 (a)                                                        3,270

                                            Dade County, Florida, Aviation Revenue Bonds, AMT, Series B (b):
               AAA        Aaa       5,000     5.75% due 10/01/2012                                                    5,349
               AAA        Aaa       2,650     6.55% due 10/01/2013                                                    2,712
               AAA        Aaa      12,715     6.60% due 10/01/2022                                                   13,014

               AAA        Aaa       4,500   Dade County, Florida, Health Facilities Authority, Hospital
                                            Revenue Bonds (Baptist Hospital of Miami Project), Series A,
                                            5.75% due 5/01/2021 (b)(h)                                                5,101

               NR*        Aaa       1,070   Duval County, Florida, HFA, S/F Mortgage Revenue Refunding Bonds,
                                            AMT, 6.20% due 4/01/2020 (b)(d)(i)                                        1,140

               AAA        Aaa       5,000   Escambia County, Florida, HFA, S/F Mortgage Revenue Refunding Bonds,
                                            AMT, 7% due 4/01/2028 (d)(i)                                              5,290

               NR*        Aaa       5,500   Escambia County, Florida, Health Facilities Authority, Health
                                            Facility Revenue Bonds (Florida Health Care Facility Loan), 5.95%
                                            due 7/01/2020 (a)                                                         6,254

               AAA        Aaa       1,000   Escambia County, Florida, Health Facilities Authority, Revenue
                                            Refunding Bonds (Ascension Health Credit), Series A-1, 5.75% due
                                            11/15/2029 (a)                                                            1,071

                                            First Florida Governmental Financing Commission Revenue Bonds (b):
               AAA        Aaa         890     5.70% due 7/01/2007 (f)                                                 1,015
               AAA        Aaa       2,110     5.70% due 7/01/2017                                                     2,321

               AAA        Aaa       1,150   Florida HFA, Housing Revenue Bonds (Brittany Rosemont Apartments),
                                            AMT, Series C-1, 6.75% due 8/01/2014 (a)                                  1,204

               AAA        Aaa       1,475   Florida Housing Finance Corporation, Homeowner Mortgage Revenue
                                            Refunding Bonds, AMT, Series 4, 6.25% due 7/01/2022 (e)                   1,568

               AA+        Aaa       1,650   Florida State Board of Education, Capital Outlay, GO
                                            (Public Education), Series B, 5.875% due 6/01/2005 (f)                    1,825

               AAA        Aaa       6,190   Florida State Board of Education, Lottery Revenue Bonds,
                                            Series A, 6% due 7/01/2015 (c)                                            7,094

               AAA        NR*       2,500   Florida State Board of Education, Public Education, GO, Refunding,
                                            Series D, 5.75% due 6/01/2022 (e)                                         2,711




Portfolio
Abbreviations


To simplify the listings of MuniYield Florida Insured Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.


AMT        Alternative Minimum Tax
           (subject to)
COP        Certificates of Participation
DRIVERS    Derivative Inverse Tax-Exempt Receipts
GO         General Obligation Bonds
HFA        Housing Finance Agency
IDA        Industrial Development Authority
IDR        Industrial Development Revenue Bonds
RIB        Residual Interest Bonds
S/F        Single-Family



MuniYield Florida Insured Fund, October 31, 2002


SCHEDULE OF INVESTMENTS (concluded)                                                                          (in Thousands)

              S&P       Moody's      Face
STATE      Ratings+++   Ratings+++  Amount  Issue                                                                   Value
Florida        A-         A3      $ 3,700   Highlands County, Florida, Health Facilities Authority Revenue
(concluded)                                 Bonds (Adventist Health System/Sunbelt Obligated Group), Series A,
                                            6% due 11/15/2031                                                     $   3,848

               AAA        Aaa       1,000   Hillsborough County, Florida, IDA, Revenue Refunding Bonds
                                            (Allegany Health System--J. Knox Village), 6.375% due
                                            12/01/2003 (b)(f)                                                         1,020

               NR*        Aaa       6,000   Hillsborough County, Florida, School Board, COP, 5.375% due
                                            7/01/2026 (b)                                                             6,184

               AAA        Aaa       2,615   Hillsborough County, Florida, School District, Sales Tax Revenue
                                            Refunding Bonds, 5.375% due 10/01/2020 (a)                                2,772

               AAA        Aaa       1,455   Jacksonville, Florida, Guaranteed Entitlement Revenue Refunding
                                            and Improvement Bonds, 5.25% due 10/01/2032 (c)                           1,503

               NR*        Aaa       2,250   Jacksonville, Florida, Port Authority, Seaport Revenue Bonds, AMT,
                                            5.625% due 11/01/2026 (b)                                                 2,337

               AAA        Aaa       1,000   Lee County, Florida, Airport Revenue Bonds, AMT, Series A, 6% due
                                            10/01/2029 (e)                                                            1,084

               AAA        NR*       1,000   Lee County, Florida, HFA, S/F Mortgage Revenue Bonds (Multi-County
                                            Program), AMT, Series A, Sub-Series 3, 7.45% due 9/01/2027 (d)(i)(k)      1,113

               AAA        Aaa       1,225   Lee County, Florida, School Board, COP, Series A, 5% due
                                            8/01/2020 (e)                                                             1,263

               AAA        Aaa       2,000   Miami Beach, Florida, Water and Sewer Revenue Bonds, 5.75% due
                                            9/01/2025 (a)                                                             2,164

               AAA        Aaa       5,000   Miami-Dade County, Florida, Aviation Revenue Bonds (Miami
                                            International Airport), AMT, Series A, 6% due 10/01/2024 (c)              5,432

               AAA        Aaa       2,000   Miami-Dade County, Florida, Educational Facilities Authority
                                            Revenue Bonds (University of Miami), Series A, 5.75% due 4/01/2029 (a)    2,152

               AAA        NR*       3,480   Miami-Dade County, Florida, Health Facilities Authority, Hospital
                                            Revenue Refunding Bonds, DRIVERS, Series 208, 9.04% due
                                            8/15/2017 (a)(j)                                                          4,194

               AAA        Aaa       1,115   Miami-Dade County, Florida, IDA, IDR (BAC Funding Corporation
                                            Project), Series A, 5.375% due 10/01/2030 (a)                             1,162

               AAA        Aaa       2,000   Miami-Dade County, Florida, School Board, COP, Series A, 5.50%
                                            due 10/01/2020 (e)                                                        2,136

               AAA        Aaa       2,515   North Miami Beach, Florida, GO, 6.30% due 2/01/2004 (c)(f)                2,706

               NR*        Aaa       4,765   Orange County, Florida, Educational Facilities Authority,
                                            Educational Facilities Revenue Refunding Bonds (Rollins
                                            College Project), 5.50% due 12/01/2032 (a)                                5,053

                                            Orange County, Florida, Health Facilities Authority,
                                            Hospital Revenue Bonds:
               A-         A3          600     (Adventist Health System), 6.25% due 11/15/2024                           639
               A-         A2        1,835     (Orlando Regional Healthcare), 6% due 12/01/2029                        1,899

               AAA        Aaa       2,000   Orange County, Florida, Sales Tax Revenue Refunding Bonds,
                                            Series B, 5% due 1/01/2025 (c)                                            2,021

               NR*        Aaa       6,500   Orange County, Florida, School Board, COP, Series A, 5.25%
                                            due 8/01/2023 (b)                                                         6,691

               AAA        Aaa       5,330   Orange County, Florida, Tourist Development, Tax Revenue Bonds,
                                            5.50% due 10/01/2032 (a)                                                  5,614

               AAA        Aaa         165   Orange County, Florida, Tourist Development, Tax Revenue Refunding
                                            Bonds, Series A, 6.50% due 10/01/2010 (a)(h)                                168

               NR*        Aaa       1,530   Osceola County, Florida, Infrastructure Sales Surplus Tax Revenue
                                            Bonds, 5.25% due 10/01/2025 (a)                                           1,584

               AAA        Aaa       1,100   Osceola County, Tourist Development Tax Revenue Bonds, Series A,
                                            5.50% due 10/01/2027 (c)                                                  1,164

               AAA        Aaa       1,500   Palm Beach County, Florida, Criminal Justice Facilities Revenue
                                            Bonds, 7.20% due 6/01/2015 (c)                                            1,943

                                            Palm Beach County, Florida, School Board, COP:
               AAA        Aaa       5,000     Series A, 6% due 8/01/2010 (c)(f)                                       5,899
               AAA        Aaa       1,500     Series A, 5.50% due 8/01/2022 (a)                                       1,593
               AAA        Aaa       2,475     Series C, 5% due 8/01/2027 (e)                                          2,490

               AAA        Aaa       6,600   Sarasota County, Florida, Public Hospital Board, Revenue Refunding
                                            Bonds (Sarasota Memorial Hospital), Series B, 5.50% due 7/01/2028 (b)     7,220

               AAA        Aaa       4,920   Sarasota County, Florida, Utility System Revenue Bonds, 6.50% due
                                            10/01/2004 (c)(f)                                                         5,456

               A+         A1        4,000   South Broward, Florida, Hospital District, Hospital Revenue Bonds,
                                            5.625% due 05/01/2032                                                     4,005

               AAA        Aaa       2,275   South Florida Water Management District, Special Obligation Land
                                            Acquisition Revenue Bonds, 6% due 4/01/2004 (a)(f)                        2,432


Puerto         A          A1        1,100   Children's Trust Fund, Puerto Rico, Tobacco Settlement Revenue
Rico--14.1%                                 Bonds, 5.625% due 5/15/2043                                               1,058

               AAA        NR*       7,500   Puerto Rico Commonwealth, GO, Refunding, DRIVERS, Series 232, 8.79%
                                            due 7/01/2017 (j)(l)                                                      9,565

               AAA        Aaa       1,970   Puerto Rico Electric Power Authority, Power Revenue Bonds, Series II,
                                            5.375% due 7/01/2019 (b)                                                  2,134

               BBB+       Baa3      1,145   Puerto Rico Public Finance Corporation Revenue Bonds, Commonwealth
                                            Appropriation, Series E, 5.70% due 8/01/2025                              1,209

               NR*        Aaa       3,550   Puerto Rico Public Finance Corporation, Revenue Refunding Bonds,
                                            RIB, Series 522X, 5.375% due 8/01/2022 (b)(j)                             3,932


                                            Total Municipal Bonds (Cost--$168,590)--141.4%                          179,526


                                    Shares
                                     Held   Common Stock
                                    3,453   Merrill Lynch Institutional Tax-Exempt Fund++                             3,453


                                            Total Common Stock (Cost--$3,453)--2.7%                                   3,453


               Total Investments (Cost--$172,043)--144.1%                                                           182,979
               Other Assets Less Liabilities--3.1%                                                                    3,968
               Preferred Shares, at Redemption Value--(47.2%)                                                      (60,000)
                                                                                                                  ---------
               Net Assets Applicable to Common Shares--100.0%                                                     $ 126,947
                                                                                                                  =========

(a)AMBAC Insured.
(b)MBIA Insured.
(c)FGIC Insured.
(d)GNMA Collateralized.
(e)FSA Insured.
(f)Prerefunded.
(g)Asset Guaranty.
(h)Escrowed to maturity.
(i)FNMA Collateralized.
(j)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 2002.
(k)FHLMC Collateralized.
(l)XL Capital Insured.
*Not Rated.
++Investments in companies considered to be an affiliate of the Fund
(such companies are defined as "Affiliated Companies" in Section
2 (a)(3) of the Investment Company Act of 1940) are as follows:

                                                (in Thousands)
                            Net Share       Net       Dividend
Affiliate                    Activity       Cost       Income

Merrill Lynch Institutional
Tax-Exempt Fund               3,453        $3,453       $19

+++Ratings of issues shown are unaudited.

See Notes to Financial Statements.


MuniYield Florida Insured Fund, October 31, 2002


STATEMENT OF NET ASSETS

                  As of October 31, 2002
Assets:           Investments, at value (identified cost--$172,042,806)                                        $182,979,355
                  Cash                                                                                               16,296
                  Receivables:
                     Securities sold                                                         $  3,442,500
                     Interest                                                                   2,680,034         6,122,534
                                                                                             ------------
                  Prepaid expenses                                                                                   19,322
                                                                                                               ------------
                  Total assets                                                                                  189,137,507
                                                                                                               ------------

Liabilities:      Payables:
                     Securities purchased                                                       2,032,080
                     Investment adviser                                                            81,697
                     Dividends to Common Shareholders                                              45,184         2,158,961
                                                                                             ------------
                  Accrued expenses                                                                                   31,284
                                                                                                               ------------
                  Total liabilities                                                                               2,190,245
                                                                                                               ------------

Preferred         Preferred Shares, par value $.05 per share (2,400 Series A shares of
Shares:           AMPS* issued and outstanding at $25,000 per share liquidation preference)                      60,000,000
                                                                                                               ------------

Net Assets        Net assets applicable to Common Shares                                                       $126,947,262
Applicable                                                                                                     ============
To Common Shares:

Analysis of       Common Shares, par value $.10 per share (8,440,456 shares issued
Net Assets        and outstanding)                                                                             $    844,046
Applicable to     Paid-in capital in excess of par                                                              117,649,821
Common Shares:    Undistributed investment income--net                                       $  1,534,766
                  Accumulated realized capital losses on investments--net                     (4,017,920)
                  Unrealized appreciation on investments--net                                  10,936,549
                                                                                             ------------
                  Total accumulated earnings--net                                                                 8,453,395
                                                                                                               ------------
                  Total--Equivalent to $15.04 net asset value per Common Share
                  (market price--$14.30)                                                                       $126,947,262
                                                                                                               ============

*Auction Market Preferred Shares.

See Notes to Financial Statements.


STATEMENT OF OPERATIONS

                  For the Year Ended October 31, 2002
Investment        Interest                                                                                     $ 10,105,296
Income:           Dividends                                                                                          18,648
                                                                                                               ------------
                  Investment income                                                                              10,123,944
                                                                                                               ------------

Expenses:         Investment advisory fees                                                   $    922,551
                  Commission fees                                                                 152,232
                  Accounting services                                                              83,729
                  Professional fees                                                                72,154
                  Transfer agent fees                                                              39,233
                  Trustees' fees and expenses                                                      30,501
                  Listing fees                                                                     20,210
                  Printing and shareholder reports                                                 18,199
                  Custodian fees                                                                   11,407
                  Pricing fees                                                                      9,938
                  Other                                                                            25,530
                                                                                             ------------
                  Total expenses before reimbursement                                           1,385,684
                  Reimbursement of expenses                                                       (2,792)
                                                                                             ------------
                  Total expenses after reimbursement                                                              1,382,892
                                                                                                               ------------
                  Investment income--net                                                                          8,741,052
                                                                                                               ------------

Realized &        Realized gain on investments--net                                                                 437,124
Unrealized        Change in unrealized appreciation on investments--net                                             162,111
Gain on                                                                                                        ------------
Investments--Net: Total realized and unrealized gain on investments--net                                            599,235
                                                                                                               ------------

Dividends &       Investment income--net                                                                          (835,608)
Distributions to  Realized gain on investments--net                                                                 (6,648)
Preferred                                                                                                      ------------
Shareholders:     Total dividends and distributions to Preferred Shareholders                                     (842,256)
                                                                                                               ------------
                  Net Increase in Net Assets Resulting from Operations                                         $  8,498,031
                                                                                                               ============

See Notes to Financial Statements.


MuniYield Florida Insured Fund, October 31, 2002


STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                   For the Year Ended
                                                                                                      October 31,
                  Increase (Decrease) in Net Assets:                                               2002             2001++
Operations:       Investment income--net                                                     $  8,741,052      $  8,447,491
                  Realized gain on investments--net                                               437,124         3,678,378
                  Change in unrealized appreciation on investments--net                           162,111         5,204,929
                  Total dividends and distributions to Preferred Shareholders                   (842,256)       (1,927,752)
                                                                                             ------------      ------------
                  Net increase in net assets resulting from operations                          8,498,031        15,403,046
                                                                                             ------------      ------------

Dividends &       Investment income--net                                                      (7,608,374)       (6,569,327)
Distributions to  Realized gain on investments--net                                              (22,503)                --
Common                                                                                       ------------      ------------
Shareholders:     Net decrease in net assets resulting from dividends and
                  distributions to Common Shareholders                                        (7,630,877)       (6,569,327)
                                                                                             ------------      ------------

Common Share      Value of shares issued to Common Shareholders in investment
Transactions:     of dividends and distributions                                                   45,169                --
                                                                                             ------------      ------------

Net Assets        Total increase in net assets applicable to Common Shares                        912,323         8,833,719
Applicable to     Beginning of year                                                           126,034,939       117,201,220
Common Shares:                                                                               ------------      ------------
                  End of year*                                                               $126,947,262      $126,034,939
                                                                                             ============      ============

                  *Undistributed investment income--net                                      $  1,534,766      $  1,208,535
                                                                                             ============      ============

++Certain prior year amounts have been reclassified to conform to current year presentation.

See Notes to Financial Statements.


FINANCIAL HIGHLIGHTS

The following per share data and ratios
have been derived from information
provided in the financial statements.
                                                                              For the Year Ended October 31,
Increase (Decrease) in Net Asset Value:                          2002         2001         2000         1999          1998
Per Share         Net asset value, beginning of year          $   14.94    $   13.89    $   13.30    $   15.79    $   15.50
Operating                                                     ---------    ---------    ---------    ---------    ---------
Performance:++++  Investment income--net                           1.04         1.00         1.02         1.01         1.09
                  Realized and unrealized gain (loss)
                  on investments--net                               .06         1.06          .61       (1.96)          .48
                  Dividends and distributions to
                  Preferred Shareholders:
                     Investment income--net                       (.10)        (.23)        (.29)        (.15)        (.23)
                     Realized gain on investments--net             --++           --           --         --++        (.04)
                     In excess of realized gain on
                     investments--net                                --           --           --        (.11)           --
                                                              ---------    ---------    ---------    ---------    ---------
                  Total from investment operations                 1.00         1.83         1.34       (1.21)         1.30
                                                              ---------    ---------    ---------    ---------    ---------
                  Less dividends and distributions to
                  Common Shareholders:
                     Investment income--net                       (.90)        (.78)        (.75)        (.86)        (.84)
                     Realized gain on investments--net             --++           --           --        (.01)        (.17)
                     In excess of realized gain on
                     investments--net                                --           --           --        (.41)           --
                                                              ---------    ---------    ---------    ---------    ---------
                  Total dividends and distributions to
                  Common Shareholders                             (.90)        (.78)        (.75)       (1.28)       (1.01)
                                                              ---------    ---------    ---------    ---------    ---------
                  Net asset value, end of year                $   15.04    $   14.94    $   13.89    $   13.30    $   15.79
                                                              =========    =========    =========    =========    =========
                  Market price per share, end of year         $   14.30    $   14.21    $  12.125    $  12.125    $  15.625
                                                              =========    =========    =========    =========    =========


Total             Based on market price per share                 7.19%       24.17%        6.45%     (15.43%)       11.21%
Investment                                                    =========    =========    =========    =========    =========
Return:*          Based on net asset value per share              7.22%       13.96%       11.17%      (8.20%)        8.76%
                                                              =========    =========    =========    =========    =========


Ratios Based on   Total expenses, net of reimbursement**          1.11%        1.15%        1.14%        1.12%        1.04%
Average Net                                                   =========    =========    =========    =========    =========
Assets of         Total expenses**                                1.11%        1.15%        1.14%        1.12%        1.04%
Common Shares:                                                =========    =========    =========    =========    =========
                  Total investment income--net**                  7.02%        6.90%        7.55%        6.88%        6.94%
                                                              =========    =========    =========    =========    =========
                  Amount of dividends to Preferred
                  Shareholders                                     .67%        1.58%        2.13%        1.04%        1.45%
                                                              =========    =========    =========    =========    =========
                  Investment income--net, to Common
                  Shareholders                                    6.35%        5.32%        5.42%        5.84%        5.49%
                                                              =========    =========    =========    =========    =========


Ratios Based on   Total expenses, net of reimbursement             .75%         .77%         .75%         .75%         .71%
Average Net                                                   =========    =========    =========    =========    =========
Assets of         Total expenses                                   .75%         .77%         .75%         .75%         .71%
Common &                                                      =========    =========    =========    =========    =========
Preferred         Total investment income--net                    4.74%        4.63%        4.94%        4.64%        4.76%
Shares:**                                                     =========    =========    =========    =========    =========


Ratios Based on   Dividends to Preferred Shareholders             1.39%        3.21%        4.03%        2.16%        3.16%
Average Net                                                   =========    =========    =========    =========    =========
Assets of
Preferred Shares:


Supplemental      Net assets applicable to Common Shares,
Data:             end of year (in thousands)                  $ 126,947    $ 126,035    $ 117,201    $ 112,219    $ 132,313
                                                              =========    =========    =========    =========    =========
                  Preferred Shares outstanding, end of
                  year (in thousands)                         $  60,000    $  60,000    $  60,000    $  60,000    $  60,000
                                                              =========    =========    =========    =========    =========
                  Portfolio turnover                             40.55%       78.48%       40.41%       85.16%       62.35%
                                                              =========    =========    =========    =========    =========


Leverage:         Asset coverage per $1,000                   $   3,116    $   3,101    $   2,953    $   2,870    $   3,205
                                                              =========    =========    =========    =========    =========


Dividends Per     Investment income--net                      $     348    $     803    $   1,010    $     538    $     790
Share On                                                      =========    =========    =========    =========    =========
Preferred Shares
Outstanding:


*Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
**Do not reflect the effect of dividends to Preferred Shareholders.
++Amount is less than $.01 per share.
++++Certain prior year amounts have been reclassified to conform to current year presentation.

See Notes to Financial Statements.



MuniYield Florida Insured Fund, October 31, 2002


NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
MuniYield Florida Insured Fund (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund determines and makes available for publication the net asset value of its Common Shares on a weekly basis. The Fund's Common Shares are listed on the New York Stock Exchange under the symbol MFT. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith by or under the direction of the Board of Trustees of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under general supervision of the Board of Trustees.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Divided income is recorded on the ex-divided dates. Interest income is recognized on the accrual basis. As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing all premiums and discounts on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the Fund, but resulted in a $24,347 increase in cost of securities (which, in turn, results in a corresponding $24,347 decrease in net unrealized appreciation and a corresponding $24,347 increase in undistributed net investment income), based on securities held by the Fund as of October 31, 2001.

The effect of this change for the year ended October 31, 2002 was to increase net investment income by $12,907, decrease net unrealized appreciation by $37,254. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in presentation.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(f) Change in financial statement classification for Auction Market Preferred Shares ("AMPS")--In accordance with the provisions of the Financial Accounting Standards Board's Emerging Issues Task Force D-98 ("EITF D-98"), "Classification and Measurement of Redeemable Securities," effective for the current period, the Fund has reclassified its AMPS outside of permanent equity in the Net Assets section of the Statement of Net Assets. In addition, dividends to Preferred Stock shareholders are now classified as a component of the "Net Increase in Net Assets Resulting from Operations" on the Statements of Operations and Changes in Net Assets and as a component of the "Total from investment operations" in the Financial Highlights. Prior year amounts presented have been reclassified to conform to this period's presentation. The application of EITF D-98 related entirely to presentation and had no impact on net asset value or the allocation of net investment income or net realized capital gains or losses to Common Stock shareholders.

(g) Reclassification--Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax difference of $4,814 has been reclassified between accumulated net realized capital losses and undistributed net investment income. This reclassification has no effect on net assets or net asset value per share.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .50% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Shares. For the year ended October 31, 2002, FAM reimbursed the Fund in the amount of $2,792.

For the year ended October 31, 2002, the Fund reimbursed FAM $7,134 for certain accounting services.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 2002 were $72,230,592 and $75,970,850, respectively.

Net realized gains for the year ended October 31, 2002 and net unrealized gains on October 31, 2002 were as follows:


                                        Realized        Unrealized
                                         Gains            Gains

Long-term investments               $    437,124       $ 10,936,549
                                    ------------       ------------
Total                               $    437,124       $ 10,936,549
                                    ============       ============


As of October 31, 2002, net unrealized appreciation for Federal income tax purposes aggregated $10,973,803, of which $11,077,284 related to appreciated securities and $103,481 related to depreciated securities. The aggregate cost of investments at October 31, 2002 for Federal income tax purposes was $172,005,552.


4. Share Transactions:
The Fund is authorized to issue an unlimited number of shares of beneficial interest, including Preferred Shares, par value $.10 per share, all of which were initially classified as Common Shares. The Board of Trustees is authorized, however, to reclassify any unissued shares of beneficial interest without approval of the holders of Common Shares.

Common Shares
Shares issued and outstanding during the year ended October 31, 2002 increased by 3,098 as a result of dividend reinvestment and during the year ended October 31, 2001 remained constant.

Preferred Shares
AMPS are redeemable Preferred Shares of the Fund, with a par value of $.05 per share and a liquidation preference of $25,000 per share plus accrued and unpaid dividends, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yield in effect at October 31, 2002 was 1.70%.

Shares issued and outstanding during the years ended October 31, 2002 and October 31, 2001 remained constant.



MuniYield Florida Insured Fund, October 31, 2002


NOTES TO FINANCIAL STATEMENTS (concluded)


The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the year ended
October 31, 2002, Merrill Lynch, Pierce, Fenner & Smith
Incorporated, an affiliate of FAM, earned $58,489 as commissions.


5. Distributions to Shareholders:
On November 7, 2002, a tax-exempt income dividend of $.076500 was declared. The dividend was paid on November 27, 2002 to shareholders of record on November 14, 2002.

The tax character of distributions paid during the fiscal years ended October 31, 2002 and October 31, 2001 was as follows:


                                       10/31/2002       10/31/2001

Distributions paid from:
   Tax-exempt income                 $ 8,443,982        $ 8,497,079
   Ordinary income                        29,151                 --
                                     -----------        -----------
Total distributions                  $ 8,473,133        $ 8,497,079
                                     ===========        ===========


As of October 31, 2002, the components of accumulated earnings on a tax basis were as follows:

Undistributed tax-exempt income--net                   $  1,497,512
Undistributed long-term capital gains--net                       --
                                                       ------------
Total undistributed earnings--net                         1,497,512
Capital loss carryforward                              (2,697,518)*
Unrealized gains--net                                   9,653,401**
                                                       ------------
Total accumulated earnings--net                        $  8,453,395
                                                       ============

*On October 31, 2002, the Fund had a net capital loss carryforward of $2,697,518, all of which expires in 2008. This amount will be available to offset like amounts of any future taxable gains. **The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on straddles and the difference between book and tax amortization methods for premiums and discounts on fixed income securities.



INDEPENDENT AUDITORS' REPORT


The Board of Trustees and Shareholders,
MuniYield Florida Insured Fund:

We have audited the accompanying statement of net assets, including the schedule of investments, of MuniYield Florida Insured Fund, as of October 31, 2002, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 2002 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MuniYield Florida Insured Fund as of October 31, 2002, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
Princeton, New Jersey
December 6, 2002



MuniYield Florida Insured Fund, October 31, 2002


IMPORTANT TAX INFORMATION (unaudited)


All of the net investment income distributions paid by MuniYield
Florida Insured Fund during the taxable year ended October 31, 2002 qualify as tax-exempt interest dividends for Federal income tax purposes.

Additionally, the following table summarizes the taxable distributions paid by the Fund during the year:


                                         Payable         Ordinary
                                           Date           Income

Common Shareholders                     12/28/2001        $0.002667
Preferred Shareholders                  12/11/2001        $2.77

Please retain this information for your records.




QUALITY PROFILE (unaudited)


The quality ratings of securities in the Fund as of October 31, 2002 were as follows:


                                        Percent of
S&P Rating/Moody's Rating           Total Investments

AAA/Aaa                                    89.6%
AA/Aa                                       1.6
A/A                                         6.2
BBB/Baa                                     0.7
NR (Not Rated)                              1.9




MANAGED DIVIDEND POLICY


The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of Common Shares of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Net Assets, which comprises part of the Financial Information included in this report.



MuniYield Florida Insured Fund, October 31, 2002


OFFICERS AND TRUSTEES

                                                                                              Number of        Other
                                                                                            Portfolios in    Director-
                        Position(s)   Length                                                 Fund Complex      ships
                            Held     of Time                                                 Overseen by      Held by
Name, Address & Age      with Fund    Served    Principal Occupation(s) During Past 5 Years    Trustee        Trustee
Interested Trustee


Terry K. Glenn*          President   1999 to    Chairman, Americas Region since 2001          117 Funds       None
P.O. Box 9011            and         present    and Executive Vice President since          162 Portfolios
Princeton,               Trustee     and 1992   1983 of Fund Asset Management, L.P.
NJ 08543-9011                        to present ("FAM") and Merrill Lynch Investment
Age: 62                                         Managers, L.P. ("MLIM"); President of
                                                Merrill Lynch Mutual Funds since 1999;
                                                President of FAM Distributors, Inc.
                                                ("FAMD") since 1986 and Director thereof
                                                since 1991; Executive Vice President and
                                                Director of Princeton Services, Inc.
                                                ("Princeton Services") since 1993;
                                                President of Princeton Administrators,
                                                L.P. since 1988; Director of Financial
                                                Data Services, Inc. since 1985.


*Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which FAM or MLIM acts as investment adviser. Mr. Glenn is an "interested person," as described in the Investment Company Act, of the Fund based on his positions as Chairman (Americas Region) and Executive Vice President of FAM and MLIM; President of FAMD; Executive Vice President of
Princeton Services; and President of Princeton Administrators, L.P.
The Trustee's term is unlimited. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund President, Mr. Glenn serves at the pleasure of the Board of Trustees.



                                                                                              Number of        Other
                                                                                            Portfolios in    Director-
                        Position(s)   Length                                                 Fund Complex      ships
                            Held     of Time                                                 Overseen by      Held by
Name, Address & Age      with Fund   Served*    Principal Occupation(s) During Past 5 Years    Trustee        Trustee
Independent Trustees


Donald W. Burton         Trustee     2002 to    General Partner of The Burton Partnership,     23 Funds       ITC Delta-
P.O. Box 9011                        present    Limited Partnership since 1996; Managing    34 Portfolios     Com, Inc.;
Princeton,                                      General Partner of The South Atlantic                         ITC Holding
NJ 08543-9011                                   Venture Funds since 1983; Member of the                       Company,
Age: 58                                         Investment Advisory Committee of the                          Inc.;
                                                Florida State Board of Administration                         Knology,
                                                since 2001.                                                   Inc.; Main-
                                                                                                              Bancorp,
                                                                                                              N.A.; Pri-
                                                                                                              Care, Inc.;
                                                                                                              Sumbion,
                                                                                                              Inc.


M. Colyer Crum           Trustee     1992 to    James R. Williston Professor of Investment     23 Funds       Cambridge
P.O. Box 9011                        present    Management Emeritus, Harvard Business       34 Portfolios     Bancorp
Princeton,                                      School since 1996.
NJ 08543-9011
Age: 70


Laurie Simon Hodrick     Trustee     1999 to    Professor of Finance and Economics,            23 Funds       None
P.O. Box 9011                        present    Graduate School of Business, Columbia       34 Portfolios
Princeton,                                      University since 1998; Associate
NJ 08543-9011                                   Professor of Finance and Economics,
Age: 40                                         Graduate School of Business, Columbia
                                                University from 1996 to 1998.


J. Thomas Touchton       Trustee     1992 to    Managing Partner of the Witt Touchton          23 Funds       TECO
P.O. Box 9011                        present    Company since 1972.                         34 Portfolios     Energy, Inc.
Princeton,
NJ 08543-9011
Age: 63


Fred G. Weiss            Trustee     1998 to    Managing Director of FGW Associates since      23 Funds       Watson
P.O. Box 9011                        present    1997; Vice President, Planning,             34 Portfolios     Pharmaceu-
Princeton,                                      Investment and Development of Warner                          ticals, Inc.
NJ 08543-9011                                   Lambert Co. from 1979 to 1997.
Age: 61


*The Trustee's term is unlimited. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.



                        Position(s)   Length
                            Held     of Time
Name, Address & Age      with Fund   Served*    Principal Occupation(s) During Past 5 Years
Fund Officers


Donald C. Burke          Vice        1993 to    First Vice President of FAM and MLIM since 1997 and Treasurer thereof
P.O. Box 9011            President   present    since 1999; Senior Vice President and Treasurer of Princeton Services
Princeton,               and         and        since 1999; Vice President of FAMD since 1999; Vice President of FAM
NJ 08543-9011            Treasurer   1999 to    and MLIM from 1990 to 1997; Director of MLIM Taxation since 1990.
Age: 42                              present


Kenneth A. Jacob         Senior      2002 to    Managing Director of FAM and MLIM since 1997.
P.O. Box 9011            Vice        present
Princeton,               President
NJ 08543-9011
Age: 51


John M. Loffredo         Senior      2002 to    Managing Director of FAM and MLIM since 2000 and First Vice President
P.O. Box 9011            Vice        present    from 1997 to 2000.
Princeton,               President
NJ 08543-9011
Age: 38


Robert D. Sneeden        Vice        2002 to    Vice President of MLIM since 1998; Assistant Vice President and Portfolio
P.O. Box 9011            President   present    Manager from 1994 to 1998.
Princeton,
NJ 08543-9011
Age: 50


Brian D. Stewart         Secretary   2002 to    Vice President (Legal Advisory) of MLIM since 2002; Attorney with Reed
P.O. Box 9011                        present    Smith from 2001 to 2002 and Saul Ewing from 1999 to 2001.
Princeton,
NJ 08543-9011
Age: 33


*Officers of the Fund serve at the pleasure of the Board of Trustees.



Custodian
The Bank of New York
100 Church Street
New York, NY 10286



Transfer Agents

Common Shares:
The Bank of New York
101 Barclay Street
New York, NY 10286


Preferred Shares:
The Bank of New York
100 Church Street
New York, NY 10286



NYSE Symbol
MFT